UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2011

PolyOne Corporation

(Exact Name of Registrant as Specified in Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

In connection with certain financings related to the proposed acquisition by PolyOne Corporation (the “Company”) of ColorMatrix Group, Inc. (“CMG”), contemplated by the Agreement and Plan of Merger, dated September 30, 2011, by and among the Company, CMG, ColorNewton, Inc. and Audax ColorMatrix Holdings, LLC, and as described in the Current Report on Form 8-K filed by the Company on October 5, 2011, the Company is disclosing under Item 7.01 of this Current Report on Form 8-K the financial information regarding CMG attached hereto as Exhibit 99.1, which information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Certain Financial Information Regarding ColorMatrix Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle
Vice President, General Counsel and Secretary

Date: October 25, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certain Financial Information Regarding ColorMatrix Group, Inc.